General Assignment of Accounts Receivable

TO: BANK ONE, NA

  Richardson Electronics Canada Ltd. (the "Debtor"), for valuable consideration, hereby assigns and transfers to the Administrative Agent (under and as defined in the Amended and Restated Revolving Credit Agreement, dated as of November 26, 2002 by and among (i) Richardson Electronics, Ltd.; (ii) Burtek Systems Inc.; and Richardson Electronics Canada Ltd.; (iii) Richardson Electronics Ltd.; (iv) RESA, SNC; Richardson Electronique SNC; Richardson Electronics Iberica, S.A.; Richardson Electronics GmbH; and Richardson Electronics Benelux B.V.; (v) Richardson Sweden Holding AB; and (vi) Richardson Electronics KK as borrowers; the lenders from time to time parties thereto (collectively, the "Lenders"), Bank One, NA, London Branch as eurocurrency agent, Bank One, NA, Canada Branch as Canada agent, Bank One, NA, Tokyo Branch as Japan agent; and Bank One, NA, as administrative agent, as it may be amended, renewed, supplemented, restated or replaced from time to time (the "Credit Agreement")) on behalf of the Lenders and the Agents (as such term is defined in the Credit Agreement), all debts, moneys, claims, demands and choses in action, including without limiting the generality of the foregoing, all book debts and accounts, now due or hereafter to become due, or accruing due, owing or owned by the Debtor, together with all judgments and securities, bills, notes and other instruments or documents and all other rights and benefits in respect thereof which now are or may hereafter become vested in, taken, held or owned by the Debtor or anyone on behalf of the Debtor (all of which accounts, debts, moneys, claims, demands, choses in action, book debts, judgments, securities, bills, notes, instruments, documents, rights and benefits are collectively referred to as the "Rights").

  The Debtor undertakes and promises to furnish to the Administrative Agent at any time and from time to time on demand a list of all its debtors with the amounts owing by each and the securities therefor and to assign and transfer the same to the Administrative Agent.

  The Debtor hereby assigns and transfers and agrees to assign and transfer to the Administrative Agent on behalf of the Lenders and the Agents all books and accounts, records, files, letters, invoices, paper, documents and other information, however recorded, in any way evidencing, recording or relating to all or any of the Rights hereby transferred or agreed to be transferred, and to furnish the Administrative Agent with all information which may assist in the collection thereof.

  Without limiting the generality of the foregoing, the Debtor hereby assigns and transfers and agrees to assign and transfer to the Administrative Agent on behalf of the Lenders and the Agents any and all claims for and proceeds of insurance against loss by fire, water, misappropriation or otherwise related to the personal property of the Debtor.

  This assignment and transfer shall be a continuing collateral security to the Administrative Agent on behalf of the Lenders and the Agents for the payment and performance of the Obligations (as defined in the Credit Agreement).

  Upon the occurrence of a Default (as defined in the Credit Agreement) and during the continuation thereof, the Debtor expressly authorizes the Administrative Agent to collect, realize, sell or otherwise deal with the Rights hereby transferred from time to time in such manner and at such times as it may in its discretion deem advisable (but it shall not be bound to realize the same unless it sees fit) without notice to the Debtor (except where notice is specifically required by law), and the proceeds thereof may be applied on such part or parts of the Obligations as the Administrative Agent may see fit and the Administrative Agent shall at all times and from time to time have the right to change any appropriation of any moneys received by it and to reapply the same on any other part or parts of the Obligations as the Administrative Agent may see fit, notwithstanding any previous application by whomsoever made; and the Administrative Agent in or in connection with collecting, realizing, selling or obtaining payment may add to the Obligations all costs, charges and expenses including commissions for collection and before appropriating or imputing the same as aforesaid may deduct all costs, charges and expenses including commissions for collection.

  The Administrative Agent shall not be liable or accountable for any failure to collect, realize, sell or obtain payment of the Rights or any part thereof and shall not be bound to institute proceedings for the purpose of collecting, realizing or obtaining payment of the same or for the purpose of preserving any rights of the Administrative Agent, the Debtor or any other person in respect of same.

  Upon the occurrence of a Default and during the continuation thereof, the Administrative Agent may grant extensions, take and give up securities, accept compositions, grant releases and discharges and generally deal with the Rights in its absolute discretion without consent of or notice to the Debtor, and the Administrative Agent shall not be responsible for any loss or damage which may occur in consequence of the negligence of any officer, agent or solicitor employed in the collection or realization thereof.

  After a Default has occurred and is continuing, if the amounts of any of the Rights are paid to the Debtor, the Debtor hereby agrees to receive the same in trust for the Administrative Agent and forthwith to pay over the same to the Administrative Agent.

  The Debtor shall from time to time forthwith on request and upon reasonable notice furnish to the Administrative Agent in writing all information requested relating to the Rights and the Administrative Agent shall be entitled from time to time and upon reasonable notice and at reasonable times to inspect the aforesaid securities, bills, notes, books, records, files, papers and other documents and information, or at the option of the Administrative Agent, take temporary custody or photocopies thereof. For such purposes the Administrative Agent shall have access to all premises occupied by the Debtor and to all mechanical or electronic equipment, devices or processes, wherever located, where such information may be stored or from which such information may be retrieved.

  The Debtor hereby undertakes to do such other things and sign such further instruments as may from time to time be required by the Administrative Agent or any officer or solicitor thereof to vest in the Administrative Agent the Rights hereby transferred or agreed to be transferred, or to collect the same, and the Administrative Agent and any officer for the time being employed by the Administrative Agent is, after the occurrence of a Default and during the continuation thereof, irrevocably appointed attorneys or attorney with full power of substitution to execute in the name and on behalf of the Debtor or the legal representatives of the Debtor and the successors or assigns of the Debtor any assignment or other instrument for the said purpose.

  This assignment is in addition to, not in substitution for and shall not be merged in any other assignment, agreement, security, document or instrument now or hereafter held by the Administrative Agent.

  This assignment shall be construed in accordance with and be governed by the laws of the Province of Ontario and for the purpose of legal proceedings this assignment shall be deemed to have been made in the said Province and to be performed there and the courts of that Province shall have jurisdiction over all disputes which may arise under this assignment and the Debtor hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of such courts, provided always that nothing herein contained shall prevent the Administrative Agent from proceeding at its election against the Debtor in the courts of any other Province, country or jurisdiction.

  If one or more of the provisions contained herein shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

  This assignment shall be binding upon the Debtor and its heirs, legatees, trustees, executors, administrators, successors and assigns including any successor by reason of amalgamation of or any other change in the Debtor and shall enure to the benefit of the Administrative Agent and its successors and assigns. The Debtor shall not assign any of its rights or obligations hereunder without prior written consent of the Administrative Agent. The Administrative Agent may assign, transfer and deliver to any transferee any of the Obligations or any of the Rights held by the Administrative Agent in respect thereof provided that no such assignment, transfer or delivery shall release on behalf of the Lenders and the Agents the Debtor from any of its Obligations; and thereafter the Administrative Agent shall be fully discharged from all responsibility with respect to the Obligations and the Rights so assigned, transferred and/or delivered. Such transferee shall be vested with all powers and rights of the Administrative Agent under this assignment and the Administrative Agent shall retain all rights and powers with respect to any of the Rights not so assigned, transferred or delivered.

  Words importing the singular include the plural or vice versa; and words importing gender shall include all genders.

  If a conflict shall exist between any of the provisions contained herein and the terms and conditions of the Credit Agreement, the terms and conditions of the Credit Agreement shall prevail.

  This Assignment was executed by the Debtor as of the 26th day of November, 2002.

  Address: Richardson Electronics Canada Ltd.

  c/o Richardson Electronics, Ltd.

  40W267 Keslinger Road

  PO Box 393

  LaFox IL 60147-0393